September 8, 2006

VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA WNY
File No. 811-21663, CIK 0001297906
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA WNY, a unit investment trust registered under the Act, recently mailed to its contract owners the semi/annual report for the following underlying management investment company: AEGON/Transamerica Series Trust. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On August 29, 2006, AEGON/Transamerica Series Trust, filed with the Commission via EDGAR (CIK: 0000778207)

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Assistant Vice President
Transamerica Financial Life Insurance Company